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                                                                   EXHIBIT 23.02



          CONSENT OF KPMG PEAT MARWICK, LLP AS INDEPENDENT ACCOUNTANTS

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                       CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Electronic Arts, Inc.:



We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                       KPMG Peat Marwick LLP


Palo Alto, California
August 10, 1995